Exhibit 10.11

COVENTRY HEALTH CARE, INC. ("COVENTRY")

Summary of Named Executive Officers’ Compensation

Base Salary

The following table sets forth the current annual base salaries provided to Coventry’s Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers (“Named Executive Officers”):

Executive Officer	Current Salary
Dale B. Wolf, Chief Executive Officer	$965,000
Shawn M. Guertin, Executive Vice President, Chief Financial Officer, and Treasurer	$570,000
Thomas P. McDonough, President	$885,000
Francis S. Soistman, Jr., Executive Vice President, Government & Individual Plans	$600,000
Thomas C. Zielinski, Executive Vice President and General Counsel	$475,000

Executive Management Incentive Plan

2007 Criteria and Incentives

Coventry’s Chief Executive Officer, Chief Financial Officer, and three other most highly compensated officers were eligible in 2007 to receive a non-equity incentive award under Coventry’s 2007 Executive Management Incentive Plan (the “2007 EMIP”) which was previously filed as Exhibit 10.1 to Coventry’s Current Report on Form 8-K filed on November 7, 2006. For fiscal year 2007, incentives under the 2007 EMIP were based on the attainment of budgeted EPS (earnings per share) and year-over-year EPS growth. The incentives paid to Coventry’s Chief Executive Officer and other named executive officers for performance in fiscal year 2007 are set forth below:

Executive Officer	Incentive for 2007
Dale B. Wolf, Chief Executive Officer	$2,100,000
Shawn M. Guertin, Executive Vice President, Chief Financial Officer, and Treasurer	$ 600,000
Thomas P. McDonough, President	$ 400,000
Francis S. Soistman, Jr., Executive Vice President, Government & Individual Plans	$ 850,000
Thomas C. Zielinski, Executive Vice President and General Counsel	$ 405,000

2008 Criteria

Pursuant to Coventry’s 2008 Executive Management Incentive Plan (the “2008 EMIP”), which was previously filed as Exhibit 10.1 to Coventry’s Current Report on Form 8-K, filed on December 18, 2007, the Compensation Committee of Coventry’s Board of Directors approved the incentive criteria for fiscal year 2008 under the 2008 EMIP. For fiscal year 2008, as with fiscal year 2007, incentives under the 2008 EMIP will be predicated on budgeted earnings per share targets and year-over-year EPS growth.

2006 Mid-Term Executive Retention Program

In addition to their base salaries and incentives, Coventry’s Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers were also eligible to receive an annual cash and stock equivalent allocation to an account under the 2006 Mid-Term Executive Retention Program, effective July 1, 2006, a copy of which is filed as Exhibit 10.1 to Coventry’s Current Report on Form 8-K filed on May 24, 2006. The amount of the allocation was a percentage of base salary and incentive earned for the prior year and ranges from 0% to 55%, based on performance. Each account will fully vest on July 1, 2009 and will be paid out in cash, subject to the attainment of pre-established performance criteria for each performance period. In the event the performance criteria are not met in any period, the award for that period is forfeited. For the twelve-month period ended December 31, 2007, the performance criteria were based on the attainment of budgeted EPS. The performance criteria for the twelve months ended December 31, 2007 were met, and the participants were credited the following amounts in accounts under the 2006 Mid-Term Executive Retention Program:

Executive Officer	2007 Allocation	2007 Stock Equivalent Allocation
Dale B. Wolf, Chief Executive Officer	$1,275,000	$446,226
Shawn M. Guertin, Executive Vice President, Chief Financial Officer, and Treasurer	$ 390,000	$136,486
Thomas P. McDonough, President	$ 634,000	$221,907
Francis S. Soistman, Jr., Executive Vice President, Government & Individual Plans	$ 490,000	$171,489
Thomas C. Zielinski, Executive Vice President and General Counsel	$ 271,250	$ 94,952

Coventry intends to make a similar allocation to each account in 2008, with such allocations to be subject to similar vesting and performance criteria.

Other Benefit Plans and Arrangements

Coventry’s Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers are also eligible to:

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Participate in Coventry’s long-term incentive plan under its 2004 Incentive Plan, as amended, a copy of which is filed as Exhibit 10.1 to Coventry’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, filed on November 8, 2006, which can be in the form of stock options, stock appreciation rights, restricted stock, performance awards, other stock-based awards or cash; and

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Participate in Coventry’s 401(k) Restoration and Deferred Compensation Plan, as amended, a copy of which is filed as Exhibit 10.31 to Coventry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed on March 16, 2005, Exhibit 10 to Coventry’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, filed on August 9, 2005, and Exhibit 10.29.3 to Coventry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed herewith.